Supplement dated February 2, 2015
to the Prospectus for Principal Funds, Inc.
dated December 31, 2014

as supplemented on January 9, 2015

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.
FUND SUMMARIES

GLOBAL MULTI-STRATEGY FUND
Delete the objective and substitute:
The Fund seeks to achieve long-term capital appreciation with an emphasis on positive total returns and managing volatility.

SMALL-MIDCAP DIVIDEND INCOME FUND
Delete the objective and substitute:
The Fund seeks to provide current income and long-term growth of income and capital.

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